UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2025
Wag! Group Co.
(Exact name of registrant as specified in its charter)

Delaware	001-40764	88-3590180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2261 Market St., Suite 85056 San Francisco, California	94114
(Address of principal executive offices)	(Zip Code)
(707) 324-4219
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PET	The Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	PETWW	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
Item 1.01 Entry into a Material Definitive Agreement
Consent and Waiver
On July 20, 2025, Wag! Group Co. (the “Company”) and Retriever LLC (“Retriever”) entered into a consent and waiver to the Financing Agreement (as defined below) (the “Consent and Waiver”) with respect to the financing agreement by and among the Company, Blue Torch Finance LLC and the other parties thereto, dated August 9, 2022, and assigned to Retriever on April 11, 2025 (as previously amended, the “Financing Agreement”).

Pursuant to the Consent and Waiver, among other things, Retriever consented to the retention by the Company of up to $1 million of the proceeds realized from the transactions under that certain Asset Purchase Agreement, dated as of July 14, 2025, between the Company and MWI Veterinary Supply Co., in lieu of using such funds as a mandatory principal reduction under the loans outstanding under the Financing Agreement.
Joinder
On July 20, 2025, We Compare, Inc. (“We Compare”) and Furmacy, Inc. (“Furmacy”) were joined as guarantors to the Financing Agreement, as a condition of the Consent and Waiver, pursuant to a joinder agreement to the Financing Agreement (the “Joinder Agreement”).

The foregoing descriptions of the Consent and Waiver and the Joinder Agreement do not purport to be complete and are subject to, and are qualified in their entirety by, the full text of the Consent and Waiver and the Joinder Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K (this “Current Report”), respectively, and incorporated herein by reference.
Bankruptcy
The information set forth below in Item 1.03 of this Current Report is hereby incorporated by reference in this Item 1.01.
Item 1.03 Bankruptcy or Receivership
Voluntary Petitions for Bankruptcy
On July 21, 2025, the Company, Wag Labs, Inc., Wag Wellness, LLC, Pawsome, LLC, Compare Pet Insurance Services, Inc., We Compare and Furmacy (collectively with the Company, the “Debtors”) proposed a joint prepackaged plan of reorganization (the “Plan”) under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (the “Chapter 11 Cases”). The Debtors intend to continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Debtors are seeking approval of a variety of “first day” motions containing customary relief intended to facilitate the Debtors’ ability to continue their operations during the pendency of the Chapter 11 Cases. Except as otherwise provided in the Plan and subject to entry of the Combined Order (as defined below), each of the Debtors will continue to exist after the order of the Bankruptcy Court approving the disclosure statement (the “Disclosure Statement”) with respect to the Plan pursuant to sections 1125, 1126(b), and 1145 of the Bankruptcy Code and confirming the Plan pursuant to section 1129 of the Bankruptcy Code (the “Combined Order”) has been entered and on which the conditions to effectiveness set forth in the Plan have been satisfied or waived (such date, the “Effective Date”). The Debtors and the reorganized Debtors, as applicable, will be authorized to dissolve Furmacy and to take any and all actions necessary or appropriate in connection with such dissolution without further order of the Bankruptcy Court as set forth in the Disclosure Statement and the Plan.

Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at https://dm.epiq11.com/WagGroupCo, a website administered by Epiq Corporate Restructuring, LLC., a third-party bankruptcy claims and noticing agent. The information on this website is not incorporated by reference into, and does not constitute part of, this Current Report.
Commencement of Solicitation

On July 20, 2025, in accordance with the Plan, the Company commenced solicitation of votes on the Plan pursuant to sections 1125 and 1126 of the Bankruptcy Code.
Debtor-in-Possession Facility
Subject to the approval of the Bankruptcy Court, the Debtors expect to enter into a Senior Secured, Super-Priority Debtor-in-Possession Loan and Security Agreement (the “DIP LSA”) with Retriever as lender (together with its successors and assigns, the “Lender”).

If the DIP LSA is approved by the Bankruptcy Court as proposed, the Lender will provide a senior secured super-priority debtor-in-possession term loan facility in an aggregate principal amount of up to $6.5 million (the “DIP Term Loan Facility”), with up to $4.0 million available on an interim basis. Borrowings under the DIP Term Loan Facility would be senior secured obligations of the Debtors, secured by a super-priority lien on the collateral under the DIP Term Loan Facility, which includes substantially all of the Debtors’ assets, but subject to certain collateral priorities and other applicable loan and security documents. The DIP LSA contains various customary representations, warranties and covenants of the Debtors.

The DIP Term Loan Facility matures on the earliest to occur of (i) September 15, 2025; (ii) the effective date of any chapter 11 plan with respect to the Debtors; (iii) the date of the acceleration of the Loans and the termination of the Commitments following the occurrence and during the continuation of an Event of Default in accordance with the DIP LSA (as such terms are defined therein); (iv) dismissal of the Chapter 11 Cases or conversion of the Chapter 11 Cases into cases under chapter 7 of the Bankruptcy Code; and (v) twenty-eight days after July 21, 2025 (or such later date as agreed to by the Lender), unless the final order of the Bankruptcy Court authorizing and approving the DIP LSA has been entered by the Bankruptcy Court on or prior to such date.

Loans under the DIP Term Loan Facility will accrue interest at a rate of 15% per annum. The DIP LSA contains various customary Events of Default. Upon the occurrence and during the continuation of an Event of Default, all obligations under the DIP Term Loan Facility will accrue interest at a rate of 18% per annum.

The foregoing summary of the DIP LSA and the DIP Term Loan Facility does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the DIP LSA, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.
Exit Facility
Subject to the approval of the Bankruptcy Court, the Debtors have also agreed to enter into a financing agreement with the Lender on the Effective Date, which will provide for up to $18.3 million aggregate principal amount of exit term loans, which loans will accrue interest at a rate of 15% per annum and 17% per annum on any overdue amounts (the “Exit Facility”).

The Exit Facility will be comprised of $5.0 million new notes issued in consideration for the restructuring of the Prepetition Financing Agreement, conversion of $6.8 million of the DIP LSA, inclusive of accrued but unpaid interest, and $6.5 million additional term loan commitment.
Investment Agreement and Cancellation of Existing Stock
Subject to the approval of the Bankruptcy Court, the reorganized Debtors will enter into an investment agreement with the Lender on the Effective Date, pursuant to which Retriever will be issued 100% of the shares of common stock of the Company following the Effective Date (“Reorganized Wag!”) and $5.0 million principal amount of term notes of Reorganized Wag! under the Exit Facility, and all existing equity interests (including, without limitation, warrants, shares of common stock, restricted stock units and options to purchase common stock) of the Company will be canceled.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
The filing of the Chapter 11 Cases constitutes an event of default that accelerates obligations under the following material debt instruments and agreements (the “Debt Documents”):
•approximately $16.3 million of term loan borrowings (plus any accrued but unpaid interest in respect thereof) under the Financing Agreement; and
•approximately $40,000 of borrowings under the U.S. Small Business Administration’s Paycheck Protection Program dated as of August 5, 2020.

The Debt Documents provide that, as a result of the Chapter 11 Cases, the principal and interest due thereunder will be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Documents are automatically stayed as a result of the Chapter 11 Cases and the creditors’ rights of enforcement in respect of the Debt Documents are subject to the applicable provisions of the Bankruptcy Code.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Notice of Failure to Meet Continued Listing Rule
On July 17, 2025, the Company received a written notice from the staff (the “Staff”) of the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that it had not regained compliance with Nasdaq Listing Rule 5450(b)(3)(C) related to the market value of its listed securities. Accordingly, the Staff informed the Company that, since it had not regained compliance, the Nasdaq Hearing Panel (the “Panel”) would consider the matter in their decision regarding the Company’s continued listing on Nasdaq and that the Company should present its views with respect to the additional deficiency to the Panel in writing no later than July 24, 2025.

In addition to noncompliance with Nasdaq Listing Rule 5450(b)(3)(C), as previously disclosed, the Company received notices from the Staff that the Company did not meet the requirements for continued listing on the Global Market under Nasdaq Listing Rule 5450(a)(1) related to the minimum bid price of the Company’s common stock and under Nasdaq Listing Rules 5450(b)(2)(A) and 5450(b)(3)(C) related to the market value of its listed securities.

Item 3.02 Unregistered Sales of Equity Securities.
The information set forth above in Item 1.03 of this Current Report is hereby incorporated by reference in this Item 3.02.
Item 3.03 Material Modification to Rights of Security Holders.
The information set forth above in Item 1.03 of this Current Report is hereby incorporated by reference in this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Board Resignations
Each member of the Company’s Board of Directors (the “Board”) will be deemed to have resigned from the Board effective as of the Effective Date.

Item 7.01 Regulation FD Disclosure.
Press Release
On July 21, 2025, the Company issued a press release announcing the recapitalization transaction with Retriever. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Disclosure Statement
Pursuant to the Plan, the Company commenced solicitation of votes on the Plan pursuant to sections 1125 and 1126 of the Bankruptcy Code. In connection with the solicitation, the Disclosure Statement was distributed to Retriever as the only party entitled to vote to accept or reject the Plan. A copy of the Disclosure Statement is furnished as Exhibit 99.2 to this Current Report and is incorporated into this Item 7.01 by reference.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor a solicitation of consents from any holders of securities, nor shall there be any sale of securities or solicitation of consents in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Any solicitation or offer will only be made pursuant to the Disclosure Statement and only to such persons and in such jurisdictions as is permitted under applicable law.
Cautionary Note

The Plan contemplates the cancellation of all existing equity interests in the Company, including without limitation, common stock and warrants to purchase common stock of the Company. The Company expects that, except as provided in the Plan or in the Combined Order or for the purpose of evidencing a right to distribution or a contractual right to indemnification or reimbursement of the administrative agent against the secured lender under the terms of the Financing Agreement, on the Effective Date, all notes, stock, instruments, certificates, agreements, side letters, fee letters and other documents evidencing or giving rise to claims and interests shall be canceled. The holders of or parties to such notes, stock, instruments, certificates, agreements, side letters, fee letters and other documents shall have no rights arising from or relating to such notes, stock, instruments, certificates, agreements, side letters, fee letters and other documents or the cancellation thereof, except the rights provided pursuant to the Plan and the Combined Order.

Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. These statements include those related to the voluntary petitions for bankruptcy, solicitation of votes to approve the Plan, the availability of loans under the DIP LSA and the Exit Facility, and the delisting of the Company’s securities from Nasdaq. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but not limited to: our expectation that our operations will continue following the commencement of the Chapter 11 proceedings; our ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including with respect to the DIP LSA and the Exit Facility; potential risks associated with Chapter 11 proceedings; risks related to our indebtedness may restrict our current and future operations, and we may not be able to comply with the covenants in the DIP LSA or the Exit Facility; employee attrition and the Company’s ability to retain senior management and other key personnel due to distractions and uncertainties related to the bankruptcy process; and substantial doubt regarding our ability to continue as a going concern. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits:

Exhibit Number	Description
10.1	Second Consent and Waiver to the Financing Agreement, by and between Wag! Group Co. and Retriever, LLC, dated July 20, 2025.
10.2
Joinder Agreement, by and among Wag! Group Co., Wag Labs, Inc., each subsidiary of Wag! Group Co., We Compare, Inc., and Furmacy, Inc., Retriever LLC, and Alter Domus as collateral agent, dated July 20, 2025.

10.3
Senior Secured, Super-Priority Debtor-in-Possession Loan and Security Agreement, by and among Wag! Group Co., Wag Labs, Inc., Wag Wellness, LLC, Compare Pet Insurance Services, Inc., We Compare, Inc., Pawsome, LLC, Furmacy, Inc., as borrowers, and Retriever LLC, as lender.

99.1	Press Release, dated July 21, 2025.
99.2	Disclosure Statement with Respect to the Joint Prepackaged Plan of Reorganization of Wag! Group Co. and Certain of its Affiliates, dated July 21, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAG! GROUP CO.

By:	/s/ Alec Davidian
Alec Davidian
Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: July 21, 2025